                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms11                               WEIGHTED AVERAGE PC RATE:    6.76556%
POOL NUMBER:  Group 1 = 1772
____________________________________________________________________________________________

ISSUE DATE:  09/28/2001
CERTIFICATE BALANCE AT ISSUE:    $592,367,185.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     260                         $107,881,915.05
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $100,292.59
Unscheduled Principal Collection/Reversals                            $11,379.44
Liquidations-in-full                                      24       $9,441,800.83
Net principal Distributed                                          $9,553,472.86     ($9,553,472.86)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        236                          $98,328,442.19

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $660,658.00

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $52,747.03

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $10,161,383.83

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms11                               WEIGHTED AVERAGE PC RATE:    6.76556%
POOL NUMBER:  Group 1 = 1772
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $9,553,472.86       $607,910.97             $0.00       $607,910.97             $0.00    $10,161,383.83

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,923,671.00             $0.00             $0.00             $0.00     $5,923,671.00
Bankruptcy Bond
   Single-Units           $180,038.00             $0.00             $0.00             $0.00       $180,038.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $5,923,671.00             $0.00             $0.00             $0.00     $5,923,671.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    9      $3,635,184.72         1        $521,379.36         2        $744,633.24

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    2        $744,633.24         1        $353,870.85         1        $288,095.63

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
07/25/2003 are as follows:

                Class       Class Principal Balance
                B1                 $9,534,977.69
                B2                 $3,467,265.70
                B3                 $2,600,448.30
                B4                 $1,733,632.85
                B5                   $866,816.43
                B6                 $1,155,754.72
                              __________________
                Total             $19,358,895.70
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-ms11              POOL NUMBER:  Group 1 = 1772

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $98,328,442.19**        $4,798,530.56***        $3,635,184.72***
Number:                         1388                     12                       9
% of Pool:                    100.00%                  4.88%                   3.70%
(Dollars)
% of Pool:                    100.00%                  0.86%                   0.65%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $521,379.36***                $0.00***          $353,870.85***
Number:                           1                       0                       1
% of Pool:                    0.53%                    0.00%                   0.36%
(Dollars)
% of Pool:                    0.07%                    0.00%                   0.07%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $288,095.63***
Number:                           1
% of Pool:                     0.29%
(Dollars)
% of Pool:                     0.07%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.16599239.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.